Investor Presentation January 2025

2 This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. Forward Looking Statements & Disclosures

3 Differentiated operating capability with premier Drilling and Completions franchise Integrated service offerings improve well delivery for customers and create value for investors Predictable capital allocation strategy Expect lower capital expenditures in 2025 vs 2024; Expect to return at least 50% of FCF to investors Focus on optimizing resources and maximizing margins Aim to streamline processes to deliver the most cost-effective solutions Strong capital structure Investment Grade credit rating at all 3 major rating agencies Executive Summary High-quality asset base with strong utilization on top-tier assets Tier-1 drilling rigs are well utilized and natural gas-powered frac assets are sold out given differentiated performance For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

Who We Are

Patterson-UTI | Integrated Service and Product Lines

Building the 3rd Largest North American OFS Company by Revenue

Drilling Services

PATTERSON-UTI DRILLING COMPANY LLC



APEX® Drilling Fleet

MS Directional



Directional Drilling

Superior QC



Wellbore Navigation

CURRENT



Electronics Manufacturing

WARRIOR



Drilling Technology

134

Tier-1 Super-Spec Drilling Rigs[1]

Completion Services

NexTier



Hydraulic Fracturing



Wireline Operations



Natural Gas Fueling



Oilfield Logistics



Cementing

3.0

Million Hydraulic Horsepower[1]

Drilling Products

ULTERRA



Torque Control Bits



High-Flow Rate Bits



Vibration-Dampening Bits



High Efficiency Bits



Downhole Tools

~30%

Drilling Products Revenue from Non-U.S.[2]

Other business includes Patterson Petroleum and Great Plains Oilfield Rental. [1]Reflects deployed and idle equipment capacity during the fourth quarter of 2024.
[2]Drilling Products revenue from reported non-U.S. operations from close of Ulterra acquisition through September 30, 2024.

PATTERSON-UTI

6 Market Leading Presence Among the Largest E&Ps Roughly 60% of Patterson-UTI's revenue is generated from the 15 most active E&Ps 1Rig count is based on U.S. onshore activity as of 11/29/2024. Source: Enverus 2Total company revenue is YTD October 2024 15 Most Active E&Ps Strong Revenue Share from the most active E&Ps 0% 20% 40% 60% 15 Most Active U.S. Operators Share of the US Rig Count1 15 Most Active U.S. Operators Share of PTEN Revenue2 ▪ Patterson-UTI is strategically aligned with the most active E&Ps in the Lower 48, supporting free cash flow and returns Operator Alignment

Patterson-UTI Business Update

8 Patterson-UTI Business Activity Update Drilling Services Segment ▪ Operated an average of 105 rigs in the United States in Q4 ▪ Expect a relatively steady rig count in Q1 compared to Q4 ▪ Could see activity mix shift from oil to natural gas basins as 2025 progresses ▪ Revenue per day for APEX® Tier-1 rig contracts remains in the low-to-mid-$30k per day range Completion Services Segment ▪ Completion Services demand is expected to seasonally recover in Q1 relative to Q4 ▪ Expect horsepower hours (HHP-HRs) on our natural gas-powered Electric and Dual Fuel assets to increase in 2025 relative to 2024 ▪ Now operate >150,000 HHP of electric frac equipment and expect to operate >200,000 HHP of Emerald™ 100% natural gas-powered equipment by 2H25 ▪ Approximately 80% of our active horsepower can be powered by natural gas Corporate Update ▪ Used nearly $300 million to repurchase shares in 2024, including approximately $20 million to repurchase more than 2.5 million shares in Q4 ▪ Including dividends and share repurchases, returned more than $400 million to shareholders in 2024 ▪ Expect to reduce capital expenditures in 2025 relative to 2024; will continue to selectively invest in growth technology and strategic high-return projects For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

9 Drilling Services Macro: Offering reliable cash generation Adjusted EBITDA1 minus Capital Expenditures per Active U.S. Rig Patterson-UTI Drilling Services Segment, ($, millions) Cash generation at our Drilling Services segment serves as a strong foundation for PTEN's Free Cash Flow ▪ Cash generation per active U.S. rig has remained strong as the rig count stabilized ▪ Capital Expenditures can be scaled to align with the opportunity set, with lower maintenance and upgrade capital expected in 2025 ▪ Drilling Services demand is expected to remain steady through 2025, with revenue per day for our Tier-1 rigs remaining stable in the low-to-mid $30k per day range Patterson-UTI’s Drilling Services segment is expected to deliver strong cash generation again in 2025 Performance Drilling 1Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill) and merger and integration expense. For a reconciliation of Adjusted EBITDA less Capital Expenditures, please see the tables in the appendix. Patterson-UTI Average Active Rig Count $0.9 $1.9 $3.6 $3.7 82 124 124 115 0 50 100 150 $0.0 $2.0 $4.0 $6.0 2021 2022 2023 LTM 9/30/2024

Completion Services Macro: Industry premium asset utilization is high

Premium natural gas-powered assets are in high demand, and about 80% of our active fleet can be powered by natural gas

Industry HHP Utilization Rate by Engine Type[1]
Active Industry HHP, U.S. Land, 1Q2025 Estimate


High Utilization for Premium Natural Gas-Powered Assets
100%
50%
0%
Electric and Natural Gas Direct-Drive
Tier 4 Dual Fuel

Natural gas-powered assets are effectively sold out

- Outside of 4Q seasonality, there is very little capacity to increase activity of premium natural gas-powered assets, with high utilization even as total industry fleet count has declined
- Given current commodity prices, there is a wide cost advantage to using natural gas to power frac fleets
- 100% natural gas-powered plus Tier 4 dual fuel comprise roughly half of industry activity

Current idle capacity is largely diesel and less efficient dual fuel

- Industry idle capacity has higher operating and capital costs with limited remaining useful life
- Patterson-UTI is no longer investing in Tier 2 diesel assets and retired and decommissioned >400k diesel HHP in 2024; we expect to continue retiring older diesel assets in 2025

NexTier's Emerald™ fleet features the latest natural gas-fueled technology, digitally-enabled for performance


EMERALD™

100% Natural Gas Emerald™ Frac Pump

[1] Patterson-UTI Estimates

PATTERSON-UTI

11 Direct Drive Electric Tier 4 Dual-Fuel Tier 2 Dual-Fuel Conventional Diesel $0 $10 $20 $30 $40 A n n u a l C o s t o f F u e lin g ( m ill io n s ) Completion Services Macro: Cost advantage drives asset differentiation 2025 Estimated U.S. Shale Industry Frac Fleet Market Bifurcation1 Fleet type vs. cost of fueling for a representative U.S. Land fleet 1Patterson-UTI Estimates. Annual cost of fueling assumes $2.75 per gallon of diesel fuel and $2.50 per mmbtu of natural gas, plus fuel logistics and handling costs, assumes 70% diesel displacement for Tier 4 Dual Fuel and 50% for Tier 2 Dual Fuel. 2Capital cost of power generation assumes 35 mW of power generation for an electric frac fleet with a capital cost of $1 million per mW with a 3.5-year payback Industry capital cost of power generation gives Tier 4 Dual Fuel a slight cost advantage over Electric Patterson-UTI Capacity by Engine Type Fuel Cost Savings Potential Market Demand Total Industry Capacity by Engine Type Capital Cost of Power Generation2 if no Grid Power availability ▪ Tier 4 Dual Fuel fleets are a leading technology to minimize costs, balancing fuel savings without additional power generation capital investment ▪ Electric fleets offer greater natural gas substitution potential but face higher capital costs due to additional power generation equipment ▪ Legacy Diesel fleets have higher operating costs, facing significant pressure from modern natural gas-enabled solutions Significant fuel cost arbitrage provides platform for sustained demand for Patterson- UTI’s premium natural gas-fueled equipment Frac Market Bifurcation

12 832 756 686 663 646 620 611 0 100 200 300 400 500 600 700 800 900 1000 $0 $15,000 $30,000 $45,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Drilling Products Macro: Outpacing industry activity Drilling Products Segment: Pro Forma1 U.S. Revenue per U.S. Industry Rig vs. U.S. Industry Rig Count U.S. Active Rigs U.S. Drilling Rig Count2 Rapid deployment of incremental design improvements create a demonstrable & sustainable advantage ▪ Rapid Innovation and Customization: Ulterra leverages proprietary software to analyze drilling data and optimize product performance, resulting in consistent market outperformance. ▪ Realizing Operational Synergies: Drilling Products market share on PTEN operated rigs is up more than 10% since we closed the acquisition. ▪ International Growth Potential: Drilling Products 3-year international revenue CAGR expected to be 20+% through 2024; additional growth expected in 2025 Drill Bit Outperformance New bits are routinely designed and manufactured in under a month using data-driven designs that improve drilling efficiency 1On August 14, 2023, we formed our drilling products segment through the acquisition of Ulterra Drilling Technologies. The table includes revenue and activity that predates the close of that acquisition, which presents the information as if the acquisition occurred on January 1, 2023. 2Enverus U.S. Active Rigs U.S. Revenue per U.S. Industry Rig Pro Forma1

Operational Excellence Efficiency Amplified by Integration

DIGITAL INTEGRATION | DRILLING | COMPLETIONS | POWER

End-to-End Digital Integration and Data-Driven Optimization

Harnessing Data to Enable Lower Cost and Higher Impact Drilling & Completion Operations

Real-Time

- Leverage modern cloud technologies
- Direct cloud ingestion via API
- Quality assurance and immediate accessibility
- Automate performance alerts

Post Job

- Fit-for-purpose WITSML Store
- Customer accessible data warehouse
- Customized reporting
- Integrated and merged data sets for all services

Performance Improvement

- Utilize proprietary operations platforms to make data driven decisions
- Total well optimization
- Mitigate downtime and improve equipment performance
- Mobile applications to connect field personnel to 24/7 operations center

Data Science & Analytics

- Add intelligence to control systems
- Monitor tool and equipment health
- Provide optimal actions/decisions to users and controls
- Diagnose issues and identify solutions

Automation & AI

- Simplify and reduce risk in daily operational tasks
- Enable repeatable execution in all basins
- Increase effectiveness of predictive analytics to optimize equipment life cycle
- Lower overall cost of operations

Powerful digital integration throughout the Drilling & Completion operations lifecycle

PTEN™ PERFORMANCE CENTER

PATTERSON-UTI

DIGITAL INTEGRATION | DRILLING | COMPLETIONS | POWER

Integration Advantage: Drilling Services and Products

Patterson-UTI's integrated drilling platform can improve drilling days on pad, creating value for our customers and an opportunity for a performance-based returns premium for our investors.

Digitally enabled by:

PTEN™ PERFORMANCE CENTER


NexTier
NexTier
ECOcell

Fully integrated throughout the drill site

- **Drill Bits | Ulterra**
  Leading provider of PDC drill bits in North America
- **Directional Services | MS Directional**
  Directional drilling, MWD, well planning and downhole motors
- **Survey Correction | Superior QC**
  Leader in survey management technology and wellbore placement
- **Contract Drilling | Patterson-UTI Drilling**
  Diverse rig fleet complete with innovative software solutions
- **Rig Equipment Design and Manufacturing | Warrior**
  Design and manufacture advanced pipe-handling equipment
- **Controls and Energy Management | Current Power**
  Engineer electrical and automation equipment
- **Natural Gas Fueling, Well Cementing | NexTier**
  Integrated solutions unlocked through merger
- **Power Generation | Patterson-UTI**
  >1gW of mobile power generation capacity across our rig fleet

PATTERSON-UTI

DIGITAL INTEGRATION | DRILLING | COMPLETIONS | POWER

Integration Advantage: Completions Services

Patterson-UTI integrates industry-leading equipment and technology at scale to deliver unique completions value to the wellsite and improve profitability per fleet for our investors.

Digitally enabled by:

PTEN™ PERFORMANCE CENTER



Fully integrated throughout the completions site

- **Natural Gas-Enabled Frac Fleet**
  Leading fleet of Tier 4 dual fuel and 100% natural gas equipment
- **Wireline Plug, Perforate, and Pump Down Service**
  Integrated and digitally controlled to enable operations efficiency
- **Proppant Storage and Handling**
  Maximum volume, precision blending
- **Last-Mile Logistics**
  Automation-enabled to lower landed cost, leveraged by scale
- **Power Generation**
  Powering >150k HHP of electric frac with 100% natural gas
- **Compressed Natural Gas Fueling**
  Highest volume capability for optimum displacement
- **Field Gas Conditioning**
  Intelligent blending to maximize fuel cost savings
- **Engineering Solutions**
  Create better completion designs for better wells

PATTERSON-UTI

17 DRILLING COMPLETIONS POWERDIGITAL INTEGRATION Mobile energy is a core competency of the company, positioning PTEN to benefit from the next generation of the oilfield Natural Gas Fueling Electronic Power Systems and ControlsPower Generation Positioned for Growth Alongside Growing Demand for Natural Gas Fueling ▪ Industry-Leading Scale and Reliability: Largest integrated natural gas fueling provider, delivering >180,000 DGE daily with >99% uptime ▪ Comprehensive Fleet Coverage: 130+ CNG trailers and iFGS field gas solutions supporting up to ~2M HHP in gas solutions for both integrated and third-party service 0 100 200 300 2022 2023 2024 2025E 100% Gas T4 DF T2 DF Industry Growth in Natural Gas Fuel Demand Completions Market, U.S. Land Natural Gas-Enabled Fleets, Mmbtu (millions) 401 765 Natural Gas-Enabled Conventional Fuel Patterson-UTI Mobile Power Generation Experience Megawatts Long History of Supporting the Electrification of the Oilfield ▪ Proven Power Generation Expertise: Over 1 gW of mobile power generated historically, with more than 30% natural gas- enabled capacity ▪ Diverse Market Applications: Supporting power needs across drilling rigs (~4 mW per rig) and electric completions fleets (~35 mW per electric frac fleet) Advanced Electrification Infrastructure Providing Innovative Power & Automation Solutions for Efficient, Sustainable Operations ▪ Harnessing Utility Power: High-line substation skids and EcoCell® battery systems integrate utility power with on-site operations, delivering reliable and flexible energy solutions ▪ Advanced Power Management: GridAssist® seamlessly integrates utility power, batteries, and generators to optimize energy delivery and efficiency PORTABLE UTILITY SUBSTATIONS MULTI-SOURCE POWER STATIONS BATTERY ENERGY STORAGE SYSTEMS Integration Advantage: Power Services

Capital Allocation Framework

19 Organic Investing Strategy Targets Strong FCF Conversion Invest to protect and extend our operational advantage Strategic Allocation Target strategic high-return investments that drive returns accretion for PTEN shareholders Maximize Long-Term Free Cash Flow Winning Foundation Allocation Strategy Strong Balance Sheet Investment Grade Credit Rating; Low Leverage and Strong Liquidity Repeatable Shareholder Return Program Expect to return at least 50% of Free Cash Flow annually to shareholders1 through dividends and repurchases Capital Allocation Framework Maximize Shareholder Value and Financial Returns 1For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. FCF conversion is defined as FCF as a percent of adjusted EBITDA

20 Financially Positioned for Through-Cycle Resilience TOTAL LIQUIDITY $728 M Includes cash and revolver as of 9/30/2024 LOW LEVERAGE <1 X Net Debt as of 9/30/2024 to LTM Adjusted EBITDA CASH BALANCE $115 M Cash Position as of 9/30/2024 INTEREST COVERAGE >15 X Q3 adjusted EBITDA to Interest Expense NEAREST SENIOR NOTE MATURITY 2028 CREDIT RATING Investment Grade Moody's, S&P, and Fitch Investment Grade Capital Structure

21 ▪ For 2024 we exceeded our shareholder return target of 50% of our free cash flow – returning more than $400 million to shareholders ▪ PTEN has paid an $0.08 per share quarterly dividend for nine consecutive quarters ▪ We plan to remain flexible with our method of distribution over time to maximize shareholder value Patterson-UTI targets returning at least 50% of its Free Cash Flow to shareholders annually through the cycle Deliver a Repeatable Shareholder Return Program For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

22 Shareholder Returns as a % of Current Market Cap Includes Dividends and Share Repurchases Shareholder Returns as a % of Current Market Cap Includes Dividends and Share Repurchases 1Peer group includes OFS comps ACDC, BKR, HAL, HP, LBRT, NBR, PDS, PUMP, and SLB. Peer data sourced from company SEC filings, Market Cap data sourced from Bloomberg as of 1/3/2025. Peer Leading Combination of Shareholder Returns with De-Leveraging Last 12 Months through 9/30/2024 % Change in Net Debt , Capital Leases, and Operating Leases 14.2% 7.0% 6.7% 6.4% 5.6% 5.4% 5.0% 3.8% 0.0% 0.0% PTEN Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H Peer I -15% -10% -7% -5% -2% -2% 4% 13% 242% 789% Peer D Peer F PTEN Peer C Peer G Peer H Peer E Peer I Peer A Peer B

23 Sustainability as a Strategy Our Timeline of Innovation in Sustainability Our Vision: To safely and responsibly help provide the world with oil and gas for the products that make peoples’ lives better in a sustainable and profitable manner Find out more in our Sustainability Report at: https://esg.patenergy.com/ Patterson-UTI has demonstrated a resilient commitment to long-term sustainability

25 Reconciliation of Non-GAAP Financial Measures (1) Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill) and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization1 Nine Months Ended September 30, 2024 Three Months Ended December 31, 2023 Net income (loss) (915,007) 61,938 Income tax expense 7,526 31,332 Net interest expense 49,437 17,142 Depreciation, depletion, amortization and impairment 917,274 278,787 Impairment of goodwill 885,240 - Merger and integration expense 29,577 19,949 Adjusted EBITDA 974,047 409,148 Last Twelve Months Adjusted EBITDA 1,383,195 September 30, 2024 Debt (excluding deferred financing costs and discounts) 1,312,274 Less cash 115,482 Net debt 1,196,792 Ratio calculation: Debt-to-Adjusted EBITDA 0.95x Net Debt-to-Adjusted EBITDA 0.87x (unaudited, dollars in thousands) Leverage Ratio

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDA less Capital Expenditures, Drilling Services

(unaudited, dollars in thousands)

	Nine Months Ended September 30, 2024	Three Months Ended December 31, 2023	Last Twelve Months Ended September 30, 2024	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization[1]	523,553	184,631	708,184	786,314	503,923	195,349
Less capital expenditures	210,346	73,625	283,971	334,780	272,521	118,496
	313,207	111,006	424,213	451,534	231,402	76,853

(1) Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") is not defined by accounting principles generally accepted in the United States of America ("GAAP"). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill) and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies.

PATTERSON-UTI